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                                  EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

            We consent to the incorporation by reference in this Registration Statement of The Good Guys, Inc. on Form S-8 of our report dated November 3, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Good Guys, Inc. for the year ended September 30, 1999.

Deloitte & Touche LLP

April 4, 2000